UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2020

DANIELS CORPORATE ADVISORY COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-169128	04-3667624
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Parker Towers, 104-60 Queens Boulevard 12th Floor Forest Hills, New York	11375
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 242-3148

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DCAC	OTC Market

Item 4.01 - Change in Registrants Certifying Accountant

Previous independent registered public accounting firm

(i)

On October 9, 2020, Daniels Corporate Advisory Company, Inc. (the “Company”) dismissed Thayer O’Neal Company, LLC as its independent registered public accounting firm, because Thayer O’Neal Company, LLC applied for de-registration from the PCAOB.

(ii)	The reports of Thayer O’Neal Company, LLC regarding the Company’s financial statements for the fiscal years ended November 30 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except each report did contain an explanatory paragraph related to the Company’s ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the Company’s fiscal years November 30, 2019 and 2018, and through October 9, 2020, there were (i) no disagreements with Thayer O’Neal Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Thayer O’Neal Company, LLC would have caused Thayer O’Neal Company, LLC to make reference to the subject matter of the disagreements in connection with its report, and (ii) with the exception of material weaknesses related to our internal control over financial reporting, no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(v)	The Company provided Thayer O’Neal Company, LLC with a copy of the foregoing disclosures and requested Thayer O’Neal Company, LLC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Thayer O’Neal Company, LLC agrees with the disclosures. A copy of the letter provided by Thayer O’Neal Company, LLC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

(1)

Effective October 9, 2020, the Company engaged TPS Thayer, LLC Certified Public Accountants (“TPS”) as the Company’s new independent registered public accounting firm. During the two most recent fiscal years and through October 9, 2020, the Company had not consulted with TPS regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)	The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Thayer concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

16.01	Change of Auditors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANIELS CORPORATE ADVISORY COMPANY, INC.

Date: October 9, 2020	By:	/s/ Nicholas Viola
Nicholas Viola
Chief Executive Officer